SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 7, 2003

ITRONICS INC.

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                                  Texas                                           33-18582                                    75-2198369

               (State or other jurisdiction                         (Commission File                               (IRS Employer

                       of incorporation)                                      Number)                                   Identification No.)

6490 So. McCarran Boulevard, Building C, Suite 23 Reno, Nevada          89509

                   (Address of Principal Executive Offices)                                Zip Code

Registrant’s telephone number, including area code: (775) 689-7696

Item 4: Changes in Registrant’s Certifying Accountant

(a)(1)(i) On October 30, 2003 the registrant was informed by its certifying accountant, Kafoury, Armstrong & Co., that the certifying accountant had not registered with the Public Company Accounting Oversight Board (PCAOB) and was discontinuing its SEC practice. On November 7, 2003 the certifying accountant was still researching whether it could continue to perform SEC related work until year end, including performance of quarterly reviews. Due to the critical timing of completing the third quarter review, the registrant accepted the certifying accountant’s resignation on that date.

(ii) For each of the past two years the certifying accountant’s report on the registrant’s financial statements was modified as to an uncertainty. The uncertainty in each of the two years was a substantial doubt about the registrant’s ability to continue as a going concern.

(iii) The registrant’s Board of Directors has approved the change in certifying accountants.

(iv)(A) During the registrant’s most recent two fiscal years and subsequent interim periods there have been no disagreements between the registrant and its certifying accountant regarding accounting principles or practices, financial statement disclosure, or auditing scope or procedures.

(v) During the registrant’s most recent two fiscal years and subsequent interim periods the registrant’s certifying accountant has not advised the registrant of any of the matters identified in paragraph (a)(1)(v) of Item 304 of Regulation S-K.

(2) On November 7, 2003 the Cacciamatta Accountancy Corporation of Irvine, California was appointed as the registrant’s new certifying accountant. During the two most recent fiscal years, Itronics has not consulted Cacciamatta with respect to either (a) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Itronics financial statements; or (b) any matter that was either subject of a disagreement (as defined in paragraph 304(a)(1)(iv) or a reportable event (as described in paragraph 304(a)(1)(v) of Item 304 of Regulation S-K).

Exhibits:

Exhibit 16 Letter from former certifying accountant in accordance Item 304 (a)(3) of

Regulation S-B.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                          ITRONICS INC.

                                                                                                              (Registrant)

Date: November 13, 2003                                                            By: /S/ John W. Whitney

                                                                                                         John W. Whitney

                                                                                                         President, Treasurer and Director

                                                                                                         (Principal Executive and Financial

                                                                                                         Officer)

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